UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     September 30, 2013

GLOBAL HEALTHCARE REIT, INC.

f/k/a Global Casinos, Inc.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

       3050 Peachtree Road NW, Suite 355, Atlanta GA  30305
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (404) 549-4293

______1507 Pine Street, Boulder, CO  80302_____

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01	COMPLETION OF ACQUISITION AND DISPOSITION OF ASSETS
ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES
ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT
ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
ITEM 8.01	OTHER EVENTS

Effective September 30, 2013, Global Casinos, Inc (the “Company” or “Global”) (OTCQB:  GBCS) consummated the Amended and Restated Split-Off Agreement and concurrently completed the acquisition of West Paces Ferry Healthcare REIT, Inc. (“WPF”).

Disposition of Assets: Split-Off

Under the terms of the Split-Off Agreement,  the Company sold to Gemini Gaming, LLC (the “Split-Off” and “Gemini”, respectively) its gaming assets subject to all gaming related liabilities.  Gemini is controlled by Clifford Neuman, the Company’s former President and Director, Pete Bloomquist, a former Director, and Doug James, the General Manager of the Company’s two casinos: Bull Durham Casino and Doc Holliday Casino.

The Split-Off was approved by the Colorado Gaming Commission on September 19, 2013.

The Split-Off is structured as a leveraged management buy-out. The Purchase Price for the Gaming Assets paid by Gemini Gaming consists of (i) the assumption of the Gaming Debt in the approximate aggregate amount of $1.25 million, plus (ii) an amount equal to the net tangible book value of Global Casinos as of the most recently completed fiscal quarter  reduced by certain excluded assets and increased by certain excluded debt.  The net tangible book value portion of the Purchase Price is evidenced by the Gemini Gaming Purchase Money Note in the principal amount of $962,373 which, together with interest at the rate of 4% per annum, will be payable in quarterly installments of principal and interest for a term of 20 years.  The Purchase Money Note is secured by a pledge of all outstanding shares of the split-off subsidiary that will be formed as part of the transaction.

Acquisition of Assets:  Stock Purchase Agreement:  West Paces Ferry Healthcare REIT, Inc.

Also effective September 30, 2013 and concurrently with the Split-Off,  the Company consummated the acquisition of West Paces Ferry Healthcare REIT, Inc. by purchasing all of the issued and outstanding shares of WPF common stock in consideration of an aggregate of $100 plus the elimination on consolidation of a $500,000 loan from the Company to WPF.

WPF owns a 65% membership interest in Dodge, NH, LLC,  which owns a skilled nursing facility located in Eastman, Georgia.

Change in Control

Concurrently with the consummation of the Split-Off and Stock Purchase, Messrs. Neuman, Bloomquist and Nacht resigned as Directors and the Board of Directors of Global Casinos was

reconstituted to consist of Christopher Brogdon, Steven Bathgate and John Sheehan, Jr.  The executive officers were also be changed to consist of Mr. Brogdon as CEO and President and Steven Bathgate, as Secretary.

Christopher Brogdon is currently Vice Chairman of AdCare Healthcare Systems, Inc. (NYSE MKT: ADK).  He has been in the assisted living, nursing home and retirement community business for more than 25 years.  Mr. Brogdon co-founded Winter Haven Homes, Inc. in 1987.  Winter Haven Homes, Inc. developed, owned and operated assisted living and nursing homes primarily in the Southeastern United States.  Winter Haven is primarily involved with owning and leasing the operations to third parties today.  From 1991 through June of 1998, Mr. Brogdon served as the Chairman of the Board of Retirement Care Associates (RCA), a NYSE listed company that operated more than 120 assisted living and nursing home facilities. From 1994 through June of 1998, Mr. Brogdon was also Chairman of Contour Medical (Contour), a NASDAQ listed company that was in the medical supply business. In 1998 and 1999, Mr. Brogdon was also Chairman of NewCare Health Corporation  a NASDAQ listed company in the assisted living and nursing home business.  Mr. Brogdon co-founded J. Christopher’s in 1996, a restaurant specializing in breakfast, lunch and brunch.  Today there are twenty one stores in operation and two under development.  Since 1999, Mr. Brogdon has been an owner and the manager of Brogdon Family, L.L.C., which owns nursing homes, assisted living facilities, restaurants and commercial real estate. Mr. Brogdon is a founding board member of the Georgia Coastal Alzheimer’s Association which serves thirteen South Georgia counties.  Mr. Brogdon is also on the advisory board of SCAD Atlanta, (Savannah School of Art & Design).

Steven Bathgate is a founder and Senior Managing Partner of GVC Capital LLC, a registered broker-dealer and investment bank located in Greenwood Village, Colorado since 1996. Prior to starting GVC Capital, he was Chairman and Chief Executive Officer of Cohig & Associates, Inc., an investment banking firm.  He received a BS degree in Finance from the University of Colorado. We believe that Mr. Bathgate’s executive and business expertise, including his background as a director for several public companies, give him the qualifications and skills to serve as a director.

John Sheehan, Jr. has served as President of Ocoee Foundation, Inc. a non-profit that owns three nursing homes located in Tennessee.  He is an owner/operator of eight for-profit nursing homes located in Tennessee and served as Senior Investment Officer for Nationwide Health Properties, Inc., Cleveland, Tennessee.

There are no standing audit, compensation or governance committees of the Board of Directors.  The functions of those committees will be undertaken by the Board as a whole.

There exist no agreements, arrangements or understandings with respect to the payment of compensation to any of the Directors or the payment of compensation to Messrs. Brogdon and Bathgate for their services as executive officers.  It is likely that the Board of Directors will approve compensation arrangements for these services in the future.

There are no written employment agreements governing the engagement and retention of Messrs. Brogdon and Bathgate.

Interests of New Officers, Directors and Principal Shareholders

The following table sets forth information with respect to the anticipated levels of beneficial ownership of our common stock owned after giving effect to the Reorganization by:

•	Each person who we know will be the beneficial owner of 5% or more of our outstanding common stock;
•	Each of our executive officers;
•	Each of our directors; and,
•	All of our executive officers and directors as a group.

Title	Name & Address	Shares Beneficially Owned
Of Class	of Beneficial Owner	Number	Percent(1)(7)

Common Stock	Clifford L. Neuman (2) 1507 Pine Street Boulder, Colorado 80302	762,273	7.24%

	A. Leonard Nacht (3) 10040 E. Happy Valley Rd. # 417	1,048,400	9.96%
	Scottsdale, AZ 85255

	Christopher & Connie Brogdon(4)	610,368	5.72%
	Two Buckhead Plaza 3050 Peachtree Rd., Suite 355 Atlanta, Ga. 30305

	John Joseph Sheehan, Jr.(5)	157,671	1.49%
	Two Buckhead Plaza 3050 Peachtree Rd., Suite 355 Atlanta, Ga. 30305

	Steven M. Bathgate (6)	1,021,154	9.26%
	5250 S. Roslyn Street, # 400
	Greenwood Village, CO 80111

	All Officers and Directors as a Group (3 Persons)	1,770,056	15.96%

(1)

Shares not outstanding but beneficially owned by virtue of the individuals' right to acquire them as of the date of this annual report or within sixty days of such date, are treated as outstanding when determining the percent of the class owned by such individual.

(2)	Includes 712,273 shares owned individually; and 50,000 shares owned of record by Ratna Foundation, of which Mr. Neuman is a Director.

(3) (4) (5)

Includes 73,800 shares owned by A. Leonard Nacht IRA and 17,100 shares owned by A. Leonard Nacht Trust

Includes warrants exercisable to purchase 50,000 shares at $0.50 per share and warrants exercisable to purchase an additional 100,000 shares at $0.75 per share.

Includes warrants exercisable to purchase 25,000 shares at $0.50 per share and warrants exercisable to purchase an additional 50,000 shares at $0.75 per share.

(6)

Includes warrants exercisable to purchase 140,000 shares at $0.50 per share and warrants exercisable to purchase an additional 150,000 shares at $0.75 per share.  Also includes warrants exercisable to purchase 34,000 warrants at $0.75 per share owned of record by GVC Partners, LLC, of which Mr. Bathgate is a Managing Member, but as to which Mr. Bathgate disclaims beneficial ownership for purposes of Section 16 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(7)	Based on 10,529,582 shares issued and outstanding on October 1, 2013.

Name Change

Concurrently with the foregoing transactions, the Company filed Articles of Amendment to its Articles of Incorporation changing its name to “Global Healthcare REIT, Inc.”  The change of name has been approved by FINRA, and is expected to be effective at the market open on October 7, 2013.  The Company’s ticker symbol “GBCS” will remain unchanged after the name change.

Amendment to Articles of Incorporation

In addition to the name change, the Amended and Restated Articles of Incorporation also included provisions necessary to comply with the requirements of the Internal Revenue Code applicable to REIT’s.  Those changes include putting a 9.8% limit on the equity ownership by any person.

Unregistered Sale of Equity Securities:  Conversion of 8% Notes

As a result of the consummation of the Split-Off, the Company’s $850,000 in outstanding Series 2011 8% Unsecured Convertible Notes (the “8% Notes”), including principal and accrued and unpaid interest, automatically converted into (i) 2,804,462 shares of common stock and (ii) 1.7 million Class B Warrants, each exercisable to purchase an additional share of common stock at an exercise price of $0.75 per share.  The 8% Notes had previously been issued in a private placement to 32 investors, each of whom qualified as an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

On conversion of the 8% Notes, the Company issued an additional 85,000 shares of Common Stock and 170,000 Class B Warrants exercisable at $0.75 per share to GVC Capital, LLC as a placement agent fee.

ITEM 9.01:      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND    EXHIBITS

(a)	Financial Statements

Pursuant to Item 7(a)(4), the Registrant declares that it is impracticable to provide the required audited financial statements relative to the acquired business at the time of this Report.  Such audited financial statements required by Item 9.02(a) shall be filed not later than seventy-one (71) days after the due date of this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

Pursuant to Item 9.02(b) and Item 9.02(a)(4), the Registrant declares it is impracticable to provide the required pro forma financial information relative to the acquired business at the time of this Report.  Such pro forma financial information required by Item 9.02(b) shall be filed not later than seventy-one (71) days after the due date of this Current Report on Form 8-K.

Included herewith is unaudited Pro Forma Financial Information relative to the disposed gaming business giving effect to the Split-Off as if it had occurred as the beginning of each period shown.

(c)	Exhibits
	Item	Title

(a)	Exhibit

Item	Title
3.1	Amended and Restated Articles of Incorporation
10.1	Loan Purchase Agreement
10.2	Assignment of Deed of Trust
10.3	Assignment of Note
10.4	Assignment, Assumption and Indemnity Agreement
10.5	Security and Hypothecation Agreement
10.6	Intercompany Agreement
10.7	Promissory Note

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma consolidated balance sheet that follows has been prepared to give effect to the disposition of the casino assets and liabilities resulting from the completion of the split-off as if it had occurred on March 31, 2013.

The accompanying unaudited pro forma consolidated statements of operations for the year ended June 30, 2012 and the nine months ended March 31, 2013 have been prepared as if completion of the split-off had occurred separately on July 1, 2011 and July 1, 2012, respectively.  Explanations of the related pro forma adjustments follow the pro forma financial statements.

GLOBAL CASINOS, INC. AND SUBSIDIARIES UNADITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET MARCH 31, 2013
		Pro Forma
	Historical	Adjustments		Pro Forma
ASSETS
Current Assets
Cash and cash equivalents	$ 463,258	(453,780)	A	$ 9,478
Accrued gaming income	113,549	(113,549)	A	-
Inventory	23,023	(23,023)	A	-
Prepaid expenses and other current assets	82,341	(63,043)	A	19,298
Total current assets	682,171			28,776

Note receivable, Georgia REIT	500,000			500,000

Note receivable, Gemini Gaming, LLC	-	962,373	C	962,373

Land, building and improvements, and equipment, net	2,301,290	(2,301,290)	A	-

Total assets	$ 3,483,461			$ 1,491,149

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable, trade	$ 172,361	(139,479)	B	$ 32,882
Accounts payable, related parties	4,083	(4,083)	B	-
Accrued expenses	402,654	(388,654)	B	14,000
Accrued interest	108,651	(7,098)	B	101,553
Other current liabilities	111,091	(111,091)	B	-
Joint venture obligation	23,605	(23,605)	B	-
Notes payable and current portion of long-term debt	1,258,645	(594,165)	B	664,480
Total current liabilities	2,081,090			812,915

Loan participation obligations, less current portion	173,752	(173,752)	B	-

Other liabilities	-			-
Total liabilities	2,254,842			812,915

Commitments and contingencies

Stockholders' equity:
Preferred stock: 10,000,000 shares authorized	1,101,000			1,101,000
Common stock	358,100			358,100
Additional paid-in capital	15,215,533			15,215,533
Accumulated deficit	(15,446,014)	(550,385)	C	(15,996,399)
Total equity	1,228,619			678,234
Total liabilities and stockholders' equity	$ 3,483,461			$ 1,491,149

GLOBAL CASINOS, INC. AND SUBSIDIARIES UNADITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE NINE MONTHS ENDED MARCH 31, 2013

		Pro Forma
	Historical	Adjustments		Pro Forma
Revenues:
Casino revenue, net	$ 3,851,724	(3,851,724)	D	$ -
Promotional allowances	(190,763)	190,763	D	-
Net Revenues	3,660,961			-

Expenses:
Casino operations	3,770,487	(3,770,487)	D	-
Operating, general, and administrative	203,456			203,456
Loss on asset disposals	(2,369)	2,369	D	-
	3,971,574			203,456

Loss from operations	(310,613)			(203,456)

Other income (expense):
Interest income	18,775	28,848	E	47,623
Interest expense	(399,748)	34,668	F	(365,080)
Settlement of debt	95,667	(95,667)	D	-
Loss before provision for income taxes	(595,919)			(520,913)
Provision for income taxes	-			-
Net loss	(595,919)			(520,913)
Series D Preferred dividends	(42,622)			(42,622)
Net loss attributable to common shareholders	$ (638,541)			$ (563,535)

Loss per common share:
Basic	$ (0.09)			$ (0.08)

Weighted average shares outstanding:
Basic and diluted	7,061,615			7,061,615

GLOBAL CASINOS, INC. AND SUBSIDIARIES UNADITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2012

			Pro Forma
	Historical		Adjustments	Pro Forma
Revenues:
Casino revenue, net	$ 5,365,533	(5,365,533)	D	$ -
Promotional allowances	(210,566)	210,566	D	-
Net Revenues	5,154,967			-

Expenses:
Casino operations	5,187,881	(5,187,881)	D	-
Operating, general, and administrative	410,728			410,728
Loss on asset disposals	9,852	(9,852)	D	-
	5,608,461			410,728

Loss from operations	(453,494)			(410,728)

Other income (expense):
Interest income	639	38,418	E	39,057
Interest expense	(392,416)	62,630	F	(329,786)
Loss before provision for income taxes	(845,271)			(701,457)
Provision for income taxes	-			-

GLOBAL CASINOS, INC. AND SUBSIDIARIES NOTES TO UNADITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
(A)

To record the sale and transfer to Gemini Gaming LLC (Gemini”) of all of the Company’s assets excluding the $500,000 note receivable from West Paces Ferry Healthcare REIT, Inc. pursuant to the Split-Off Agreement.

(B)

To record the assumption by Gemini of all of the Company’s liabilities except the 5% convertible debt and 8% convertible debt pursuant to the Split-Off Agreement.  For the purpose of this pro forma balance sheet, it has been assumed that, contemporaneously with the assumption of such obligations, the associated creditors released the Company from further obligations under the various debt obligations

(C)

To record (i) the 4% note receivable given by Gemini as payment for the gaming assets less assumed liabilities and (ii) the resulting loss on sale.  The fair value of the note of the split-off transaction and the resulting gain or loss may differ significantly from the amounts shown in this pro forma balance sheet.

(D)	To eliminate revenue and expenses associated with gaming business along with non-recurring items.
(E)	To record interest income associated with the 4% note receivable from Gemini, and eliminate interest income associated with the casino operations.
(F)	To eliminate mortgage and other interest expense associated with the casino operations.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Healthcare REIT, Inc., f/k/a Global Casinos, Inc. (Registrant)

Dated: October 4, 2013	__/s/ Christopher Brogdon Christopher Brogdon, President